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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 8, 2000



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                                       94-3121462
(State or other jurisdiction of              (I.R.S. Employer Identification No.)
 incorporation or organization)
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                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

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ITEM 5. OTHER EVENTS

     On May 8, 2000, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix and Insmed Pharmaceuticals Mail Proxy Statements for Merger. Further details regarding this announcement are contained in the Company's news release dated May 8, 2000, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  EXHIBITS

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
          Exhibit 21     Celtrix Pharmaceuticals, Inc. News Release
                         dated May 8, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  May 8, 2000                 By: /s/ DONALD D. HUFFMAN
                                      ------------------------------------------
                                      Donald D. Huffman
                                      Vice President, Finance & Administration
                                      Chief Financial Officer (Duly authorized
                                      principal financial and accounting
                                      officer.)

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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS

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
Exhibit Number
--------------
  Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated May 8, 2000.
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